UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2024

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	30-1205798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 693-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported by Phunware, Inc. (the "Company", "we", "us" or "our"), on July 6, 2022, we entered into a note purchase agreement with Streeterville Capital, LLC ( “Streeterville”) and issued an unsecured promissory note (the "2022 Promissory Note") with an original principal amount of $12,808,672 in a private placement. As also previously disclosed, on August 14, 2023, we entered into an Amendment to Promissory Note (the "Amendment") amending the 2022 Promissory Note. The Amendment required us to make monthly amortization payments of at least $800,000 commencing on August 31, 2023 until the 2022 Promissory Note is paid-in-full. The Company also granted Streeterville certain limited conversion rights, subject to advance payment and volume conditions. Conversions into shares of our common stock made pursuant to the limited conversion rights were calculated on a conversion price equal to 90% of the lower of (i) the closing trading price of our common stock on the trading day immediately preceding the date for such conversion or (ii) the average closing trading price of our common stock for the five trading days immediately preceding the date for such conversion.

On November 13, 2023 Streeterville converted $200,000 of obligations under the 2022 Promissory Note for 1,518,948 shares of common stock. On November 22, 2023 Streeterville converted $200,000 of obligations under the 2022 Promissory Note for 1,766,472 shares of common stock. On January 23, 2024 Streeterville converted $2,900,000 of obligations under the 2022 Promissory Note for 5,799,566 shares of common stock. On January 23, 2024 Streeterville converted $2,900,000 of obligations under the 2022 Promissory Note for 11,212,495 shares of common stock. On February 5, 2024 Streeterville converted $1,604,622 of obligations under the 2022 Promissory Note for 5,611,155 shares of common stock. The 2022 Promissory Note was paid-in-full in connection with the final conversion on February 5, 2024.

The 2022 Promissory Note and the shares of our common stock issuable upon conversion or in payment thereof under the Amendment were offered and sold pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof, for the sale of securities not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2024	Phunware, Inc.

	By:	/s/ Troy Reisner
Troy Reisner Chief Financial Officer